EXHIBIT 99.1

The U.S. Department of Energy Announces Conditional $17.5 billion Financing to Support Westinghouse Nuclear Reactor Deployment

BROOKFIELD, News, June 23, 2026 (GLOBE NEWSWIRE) -- Brookfield Asset Management (NYSE: BAM) (“Brookfield”) is pleased to share that the U.S. Department of Energy’s (“DOE”) Office of Energy Dominance Financing (“EDF”) has conditionally committed funding for $17.5 billion in loan facilities (the “American Supply Chain Loans” or “the Loans”) to support investment in U.S. nuclear reactors. The Loans intend to finance the long-lead equipment necessary to construct up to 10 Westinghouse Electric Company (“Westinghouse”) AP1000 nuclear reactors in the United States. Westinghouse is a leading global nuclear services business jointly owned by Brookfield and its institutional partners (51%) and Cameco Corporation (49%).

Connor Teskey, Chief Executive Officer of Brookfield Asset Management, said: “Westinghouse continues to be at the forefront of major public and private partnerships that will materially accelerate the build-out of large-scale nuclear power generation, help meet growing energy demand, and support energy security in the U.S.  The loan facilities help advance President Trump’s Executive Order and serves as a catalyst for nuclear, providing the certainty needed to enhance the domestic nuclear supply chain and accelerate construction of nuclear projects that will deliver reliable baseload power around the country for decades to come.”

The conditional financing package will enable eligible utility and energy company partners, the anticipated owners of the projects, to purchase long-lead items and help accelerate construction and commercial operations of Westinghouse reactors by up to three years, with the aim of having 10 reactors under construction by 2030. It is expected that DOE may make up to five Loans, with each loan supporting two reactors.

While this conditional commitment indicates DOE’s intent to provide loans to finance the projects, Westinghouse, its owners, and its partners must satisfy certain technical, legal, environmental, and financial conditions before DOE enters into definitive financing documents and funds the Loans.

About Brookfield

Brookfield Asset Management Ltd. (NYSE: BAM, TSX, BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across infrastructure, energy, private equity, real estate, and credit. We invest client capital for the long-term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world — including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield’s heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles.

For more information, please visit our website at www.brookfield.com

Contact information:

Media:	Investors:
Simon Maine	Alex Jackson
Managing Director – Corporate	Vice President – Investor
Communications	Relations

(332) 298-0447	(416) 484-8525
simon.maine@brookfield.com	alexander.jackson@brookfield.com

Cautionary statement regarding forward-looking information

This news release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of BAM are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “intend”, expect”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this news release include statements referring to the expectation of the DOE to make the Loans and satisfaction of certain conditions prior to entering into definitive financing documents.

Although BAM believes that such forward-looking statements are based upon reasonable estimates, beliefs and assumptions, certain factors, risks and uncertainties, which are described from time to time in our documents filed with the securities regulators in the United States and Canada, not presently known to BAM, or that BAM currently believes are not material, could cause actual results to differ materially from those contemplated or implied by forward-looking statements. Reference should be made to “Item 1A - Risk Factors” and “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements” in BAM’s most recently filed annual report on Form 10-K.

Readers are urged to consider these risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements, which are based only on information available to us as of the date of this news release. Except as required by law, BAM undertakes no obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be as a result of new information, future events or otherwise.